UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 30, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 8.01 OTHER EVENTS.

On March 30, 2005, we received notice that we were granted a Wisconsin Pollutant Discharge Elimination System Permit ("WPDES Permit") authorizing construction and operation of the cooling water intake and wastewater discharge system for the combined Oak Creek Power Plant and new Elm Road Generating Station by the Wisconsin Department of Natural Resources ("WDNR"). The permit is effective March 30, 2005. We have now received every state permit necessary to begin construction of the new Elm Road Generating Station.

Under Wisconsin law, any party may seek administrative or judicial review of the WDNR's decision to issue the WPDES permit. In addition, we must obtain an additional federal permit and we must successfully resolve the judicial challenges to the Certificate of Public Convenience and Necessity issued by the Public Service Commission of Wisconsin, as well as defending challenges to the permits previously issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ ALLEN L. LEVERETT
Date: March 31, 2005	Allen L. Leverett -- Executive Vice President
and Chief Financial Officer -- Principal Financial Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ ALLEN L. LEVERETT
Date: March 31, 2005	Allen L. Leverett -- Executive Vice President
and Chief Financial Officer -- Principal Financial Officer